©2015 Accretive Health Inc. 1 33 rd Annual J.P. Morgan Healthcare Conference January 15, 2015 Exhibit 99.1

©2015 Accretive Health Inc.
Safe Harbor
This presentation contains forward-looking statements, including the Company’s ability to continue to deliver value to its customers, to address hospitals’ increasingly complex challenges, and to complete its remaining 2014 filings and apply for stock exchange listing in the time frames indicated. All forward-looking statements contained in this press release involve risks and uncertainties. Our actual results and outcomes could differ materially from those anticipated in these forward-looking statements as a result of various factors, including the possibility that our ongoing restatement could have unanticipated consequences and the factors set forth in our Annual Report on Form 10-K for the year ended December 31, 2013, filed with the SEC on December
30, 2014, under the heading “Risk Factors”. The words “strive,” “objective,” “anticipates,” “believes,” “estimates,” “expects,”
“intends,” “may,” “plans,” “projects,” “vision,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The Company has based these forward-looking statements on its current expectations and projections about future events. Although the Company believes that the expectations underlying any of its forward-looking statements are reasonable, these expectations may prove to be incorrect and all of these statements are subject to risks and uncertainties. Should one or more of these risks and uncertainties materialize, or should underlying assumptions, projections, or expectations prove incorrect, actual results, performance, financial condition, or events may vary materially and adversely from those anticipated, estimated, or expected.
All forward-looking statements included in this presentation are expressly qualified in their entirety by these cautionary statements. The Company cautions readers not to place undue reliance on any forward-looking statement that speaks only as of the date made and to recognize that forward-looking statements are predictions of future results, which may not occur as anticipated. Actual results could differ materially from those anticipated in the forward-looking statements and from historical results, due to the uncertainties and factors described above, as well as others that the Company may consider immaterial or does not anticipate at this time. Although the Company believes that the expectations reflected in its forward-looking statements are reasonable, the Company does not know whether its expectations may prove correct. The Company’s expectations reflected in its forward-looking statements can be affected by inaccurate assumptions it might make or by known or unknown uncertainties and factors, including those described above. The risks and uncertainties described above are not exclusive, and further information concerning the Company and its business, including factors that potentially could materially affect its financial results or condition or relationships with customers and potential customers, may emerge from time to time. The Company assumes no, and it specifically disclaims any, obligation to update, amend, or clarify forward-looking statements to reflect actual results or changes in factors or assumptions affecting such forward-looking statements. The Company advises investors, however, to consult any further disclosures it makes on related subjects in our periodic reports that it files with or furnishes to the SEC.

©2015 Accretive Health Inc. 3 1 Market Dynamics 2 The New Accretive Health 3 Differentiated Value Proposition 4 Positioned for Growth

©2015 Accretive Health Inc.

Health systems will get larger with acquisitions
across continuum of care
Healthcare Industry Dynamics
Tremendous burden on health systems’ margins
Reimbursement complexity will increase, over 10
different payment frameworks possible
Maximize
reimbursement
Provider Priorities
Reduce
expenses
Transition
from fee-for-service to
fee-for-value
Integrate
across the continuum
Align
clinical & financial
incentives
Industry Pressures
1
Market
Dynamics
• Reimbursement continues to decline
• Administrative and authorization denials will
rise significantly
• Fee for service alone is not an option
• Up to 50% of volume on risk-based contracts
in next 3-5 years
• Hospitals’ infrastructure unprepared for VBR
• High performance networks will be new
normal
• Clinical-financial interdependency
• Health systems will seek efficiency in both
inpatient and physician RCM

©2015 Accretive Health Inc.

Total US Healthcare expenditures are estimated to be $3 trillion in
2014
•
Hospital costs are the largest portion, projected to grow to
$1.1 trillion in 2016
Complexity is driving revenue cycle costs higher
Operating margins will be under significant pressure
Revenue cycle becoming a priority, increase in outsourcing
Significant investments required for clinical integration and coordination
RCM Market Opportunity
Sources: CMS, Kaulkin Ginsberg, Revenue Cycle Management Outsourcing Industry Report, 2012, Moody’s Investor Services, American Hospital
Association
1
Market
Dynamics

Payer
Payer
Partial or Full Cap
Payer
Pay for Performance
Fee for Service
Payer
Payer
Global Budget
Bundled Payment
Payer
Episode/ Care-Based Payment
Payer
Payer

©2015 Accretive Health Inc. 6 Industry Transformation – Paying for Value & Outcomes Significant investment in new revenue cycle solutions is necessary to manage complexity 1 Market Dynamics

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
% of NPR
2014
2015
2016
2017
2018
2019
FFS Revenue
At Risk Revenue
Admin Costs

©2015 Accretive Health Inc.

The Changing Reimbursement Landscape
We expect  Administrative Costs to increase
by 100% - 300% in the next 5 years
1
Market
Dynamics
Notes:
FFS Revenue assumes reductions in the following: 1.75% productivity and pre-
determined reduction to the annual market basket to hospital IP and OP prospective payment system, 3% readmission reduction, 2% readmission VBP,
2% Sequestration, 1% IP Hospital Acquired Conditions (HAC)
Pierre L. Yong and LeighAnne Olsen; Roundtable on Evidence-Based Medicine;
Institute of Medicine
Value-based and administration cost trends are Accretive Health estimates.

1,400
U.S.-Based Employees
1,300
India-Based Employees
7
Shared Service Centers
5,000+
Physicians
6,500
Hospital Employees
$17B
Customer Net Patient Revenue
83
Hospitals
21,000,000
Patient Encounters per year

©2015 Accretive Health Inc. 8 Accretive Health Today 2 The New Accretive Health

1

100%
0%
0
YR 1
YR 2
YR 3
YR 4

2

0
YR 1
YR 2
YR 3
YR 4

3

Provider Office
Drugs
Rad & Lab
Hospital
Post Acute
Med Surg Supplies
Global Budget
Episode
Bundle
Payer

©2015 Accretive Health Inc.

Value Proposition
Delivering value to our customers in three ways
A provider-centric end-to-end revenue cycle organization
3
Prepare for Value Based
Reimbursement (VBR)
Reduce cost to
collect revenue
1 2
Improve revenue
collections
> 4% Revenue Yield
Improvement
2
The New
Accretive Health
Note: 10-30% reduction in cost to collect and >4% revenue yield improvement is based on average contract performance in the fourth year of a contract
10-30%
Reduction in
Cost-to-collect

Measured Impact
Payer Cash
Uninsured Conversion
Patient Cash
Net Compliant Revenue
Cost to Collect
Analytics
Accountability
Transformation Management
Continuous Improvement
WORLD CLASS TALENT
PROVEN METHODOLOGY
DYNAMIC TECHNOLOGY
Superior Financial Outcomes
Clear Approach to Translate Capabilities into Impact
Demonstrated Capabilities & Proficiencies across End-to-End Revenue Cycle Process

©2015 Accretive Health Inc. 10 Superior Performance = Results A proprietary framework is at the root of our disciplined and scalable end-to-end operating model 3 Differentiated Value Proposition

PATIENT ACCESS
FRONT END
FINANCIAL COUNSELING
CARE MANAGEMENT
MIDDLE
DOCUMENTATION & CODING
PAYER BILLING & FOLLOW-UP
BACK END
PATIENT STATMENTS & CUSTOMER SERVICE

©2015 Accretive Health Inc.

Integrated Technology And Service Portfolio
Value Based Reimbursement Tools Span the Revenue Cycle Continuum
Pre-Encounter
Process
Patient Scheduling,
Registration and CRM
Insurance Verification
and Eligibility
Pre-Authorization/
Pre-Certification
Financial Counseling
and Payment
Management
Mid Revenue Cycle /
Point of Care
Order Entry/Medical
Coding & Transcription
Claims Generation
EDI/ Clearing House
Billing Follow-Up
Adjudication/
Underpayments
AHtoAnalytics, AHtoContract, Denial Prevention, AHtolink
3
Differentiated
Value Proposition
Post-Encounter
Process

©2015 Accretive Health Inc.

New Performance Metrics Replace Legacy
Patented Best Possible Measurement
Levers
Uninsured
Conversion
Patient
Cash
Payer
Cash
Cost to
Collect
Operational Denials
% AR > 90 Days
Conversion Cash
Patient Cash
Charge Capture
Post-coding Quality
Payroll Costs
Non-Payroll Costs
Output Metrics In-Process Metrics
• Denials/Clean-Claim Rate
• Follow-Up Backlog
• Resolution Rate
• % Collected Identified at Registration
• Accurate Demographic Collection
• Phone Call Connects (Pre-Collect)
• FTE Trending by Department
• Overtime Costs
• Vendor Spend
• Rules Enacted
• Clinical Doc DRG Improvement
• Transfer DRG
• Screening Rate
• Solution Identification Rate
• Conversion to Sponsorship Rate
3
Differentiated
Value Proposition
Residual Bad Debt/Charity
Self-Pay Bad Debt/Charity
Net Compliant
Revenue

©2015 Accretive Health Inc.

Differentiated Model
Software and Services model
leverages our proprietary technology;
generates better outcomes than software or services in isolation
Flexible Technology Platform
which supplements customers’ existing
investments (i.e., Epic, Cerner, etc.)
Integrated RCM Solution
addresses growing interdependency between
clinical and financial reimbursement drivers
Shared Service Centers
with domestic and offshore capabilities
Collaborative Partnership
within the operating framework of our
customers
Disciplined Operating Approach
with consistency in performance &
outcomes
Win-win proposition:
our success is aligned with customers
Easy Customer Decision:
no up front costs, performance based fees
Reduce
cost to collect
by 10 – 30%
Increase
revenue yield
by >4%
De-risk financial
exposure
in a
complex
reimbursement
environment
3
Differentiated
Value Proposition
Note: 10-30% reduction in cost to collect and >4% revenue yield improvement is based on average contract performance in the fourth year of a contract

©2015 Accretive Health Inc.

Positioned for Growth
4
Positioned for
Growth
Accretive Health has the breadth and experience to address
hospitals’ increasingly complex challenges
Scalable Technology Infrastructure
Solutions and infrastructure are geared to support expansion and innovation
Proven Leadership
New management team with strong track record of execution and growth
Stable Customer Base
Retained and renewed largest customers
Customer Financial Incentive
Solutions and measurable results do not require capital investment; cost to customer realized as % of actual cash improvement
Infrastructure Positioned for Leverage
Investments and operational improvements during the restatement

©2015 Accretive Health Inc. 15 Peter Csapo Chief Financial Officer

©2015 Accretive Health Inc.

Restatement Highlights
Restatement resulted in changes in three main areas
Filed 2013 Form 10-K on December 30, 2014
Timing of
Revenue
Recognition
1
Software
Capitalization
3
Presentation of
Base Fees
2

©2015 Accretive Health Inc.

Targeted Timeline
Completed
Restatement
Q4 2014
Apply for stock
exchange listing
After becoming
current with SEC
filings
2014 SEC
filings
1H 2015
Annual
shareholder
meeting
~90 days
after 2014
Form 10-K
Ongoing
Remediate internal control deficiencies

©2015 Accretive Health Inc.
Non-GAAP Measures
Gross Cash Generated
from Customer
Contracting Activities
GAAP revenue plus change in
deferred customer billings
Net Cash Generated from
Customer Contracting
Activities
GAAP net income less interest,
taxes, depreciation and amortization
expense, share-based
compensation, and one-time costs,
plus change in deferred customer
billings
We introduced two non-GAAP measures
to supplement GAAP measures

INVOICE
Net operating fees and incentive fees are billed, typically monthly and quarterly
CASH
Cash received for services provided
RCM CONTRACT
RCM Contracts: Typically 3 to 5 years
Customer Contracts results in two revenue streams:
Net Operating Fee
Generated from customer cost savings
Deferred customer billings
Non-GAAP Gross cash generated
Incentive Fee
Generated from customer revenue yield improvements
GAAP REVENUE
GAAP revenue recognized at agreement on NOFs, IFs, typically at contract renewal or termination

©2015 Accretive Health Inc.

Deferred customer billings include the portion of net operating fees and incentive fees which have not yet met revenue recognition criteria
From RCM Contract to Cash to GAAP Revenue

©2015 Accretive Health Inc.

GAAP revenue is lumpy under new revenue recognition framework; deferred customer billings increase until revenue recognition event
Non-GAAP gross cash generated provides an additional perspective of trends and performance
Revenue (GAAP) and
Gross Cash Generated (non-GAAP)
$-
$150
$300
$450
$600
$750
Net services revenue (GAAP) Deferred Customer Billings
$0
$25
$50
$75
$100
Gross cash generated from customer contracting activities

©2015 Accretive Health Inc.

Financial Outlook (non-GAAP)
($ in millions) 2014
2015
(preliminary)
Gross Cash Generated $223 - $233 $225 - $235
Cost of Services $160 - $170 $145 - $155
SG&A $55 - $65 $50 - $60
Net Cash Generated $5 - $10 $30 - $40
Year-end cash balance $145.5

©2015 Accretive Health Inc. 22 Thank You

©2015 Accretive Health Inc. 23 APPENDIX

©2015 Accretive Health Inc.

Use of Non-GAAP Financial Measures
·
In order to provide a more comprehensive understanding of the information used by Accretive Health’s management team in financial and operational decision making, the Company supplements its GAAP consolidated financial statements with certain non-GAAP financial measures, which are included in this press release.  These include gross and net cash generated from customer contracting activities, and adjusted EBITDA.
·
Gross cash generated from customer contracting activities reflects GAAP net services revenue and the change in deferred customer billings.  Net cash generated from customer contracting activities reflects non-GAAP adjusted
EBITDA and the change in deferred customer billings.
·
Adjusted EBITDA is defined as net income before net interest income, provision for income taxes, depreciation and amortization expense, share-based compensation and certain non-recurring, or one-time, items.  The use of adjusted
EBITDA to measure financial and operating performance is limited in that under GAAP, net services revenue is recognized at the end of a contract or other contractual agreement event.  Adjusted EBITDA does not adequately match corresponding cash flows from customer contracting activities.  As a result, the Company uses gross cash and net cash generated from customer contracting activities to better compare cash flows to operating performance.
·
Deferred customer billings include the portion of both invoiced net operating fees and cash collections related to incentive fees that, in each case, have not met the Company’s revenue recognition criteria.  Deferred customer billings are included in the detail of the customer liabilities account in the consolidated balance sheet available on the
Company’s Annual Report on Form 10-K.
·
Slide 33 presents a reconciliation of GAAP revenue to gross cash generated from customer contracting activities, and slide 34 presents a reconciliation of GAAP net income (loss), the most comparable GAAP measure, to adjusted
EBITDA and net cash generated from customer contracting activities, in each case, for each of the periods indicated.
These adjusted measures are non-GAAP and should be considered in addition to, but not as a substitute for, the information prepared in accordance with GAAP.
·
A reconciliation of the non-GAAP financial measures included in the Company’s outlook for the year ended
December 31, 2014 appearing on slide 21 is not available without unreasonable efforts because the most directly comparable GAAP financial measures are dependent on the timing of revenue recognition which the Company is unable to predict.

©2015 Accretive Health Inc.

Consolidated Statement of Operations
($ in thousands, except per share data)
Year ended December 31,
2013 2012
2011
(As restated)
Revenue
RCM net operating fees $            34,923
RCM incentive fees 210,303 928 25,946
Other services 69,528 61,438 41,097
Net services revenue
Operating Expenses:
Cost of services 186,752 188,666 158,715
Selling, general and administrative 79,951 67,750 63,268
Restatement and other nonrecurring costs 33,963 3,714 0
Total operating expenses 300,666 221,983
Operating income (loss) 204,102 (187,876) (120,017)
Net interest income 330 141 26
Net income (loss) before provision for income taxes 204,432 (187,735) (119,991)
Provision for income taxes 74,349 (67,995) (48,246)
Net income (loss) 130,083 (119,740) (71,745)
Net income (loss) per common share
Basic $                   1.36 $               (1.21) $              (0.74)
Diluted $                   1.34 $               (1.21) $              (0.74)
Weighted average common shares outstanding
Basic 95,687,940 98,602,099 96,964,661
Diluted 96,845,664 98,602,099 96,964,661
$             9,888 $            224,937
$            504,768 $             72,254
260,130
$          101,966

©2015 Accretive Health Inc.

Reconciliation of GAAP revenue to Gross Cash
Generated from Customer Contracting Activities
($ in thousands)
Year ended December 31,
Components of net services revenue: 2013 2012
2011
(As restated)
RCM net operating fees (NOF) $           224,937 $           9,888 $          34,923
RCM incentive fees (IF) 210,303 928 25,946
Other 69,528 61,438 41,097
Net services revenue (GAAP) 504,768 72,254 101,966
Change in deferred customer billings:
Change in NOF deferred customer billings (118,484) 108,142 86,877
Change in IF deferred customer billings (134,643) 91,972 58,920
Gross cash generated from customer contracting activities:
RCM net operating fees 106,453 118,030 121,800
RCM incentive fees 75,660 92,900 84,866
RCM Sub total 182,113 210,930 206,666
Other 69,528 61,438 41,097
Gross cash generated from customer contracting activities 251,641 272,368 247,763

©2015 Accretive Health Inc.

Reconciliation of GAAP net income (loss) to Net
Cash Generated from Customer Contracting
Activities
($ in thousands)
Year ended December 31,
2013 2012 2011
Net income (loss) 130,083 $          $        (119,740) $       (71,745)
Net interest income (330) (141) (26)
Provision for income taxes 74,349 (67,995) (48,246)
Depreciation and amortization expense 6,823 6,355 4,862
Share-based compensation expense - 23,801 25,298 25,186
Restatement and other costs 33,963 3,714 —
Adjusted EBITDA 268,689 (152,509) (89,969)
Change in deferred customer billings (253,127) 200,114 145,797
Net cash generated from customer contracting activities 15,562 47,605 55,828